Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Emerging Markets Small Cap Fund

Supplement dated January 6, 2021 to the Prospectus, dated May 1, 2020, as revised May 15, 2020, and Statement of Additional Information, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and revised as noted above.

Caglar Somek, CFA no longer serves as a portfolio manager of the Fund, and David Oh is hereby designated as a portfolio manager of the Fund. David Oh and Magnus Larsson are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to and information relating to Mr. Somek in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Oh and Larsson.

In addition, effective immediately, the Prospectus is hereby revised as follows:

The section under “Summary of the Funds – AMG TimesSquare Emerging Markets Small Cap Fund” titled “Portfolio Management – Portfolio Managers” on page 15 is hereby deleted and replaced with the following:

Portfolio Managers

David Oh

Senior Vice President and Portfolio Manager/Analyst of TimesSquare;

Lead Portfolio Manager of the Fund since January 2021.

Magnus Larsson

Director, Portfolio Manager, and Partner of TimesSquare;

Portfolio Manager of the Fund since its inception in 2016.

The first three paragraphs of the section titled “Additional Information About the Funds – Fund Management – AMG TimesSquare Emerging Markets Small Cap Fund” beginning on page 36 is hereby deleted and replaced with the following:

David Oh and Magnus Larsson serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund. Mr. Oh is the Lead Portfolio Manager of the Fund and is assisted by Mr. Larsson.

Mr. Oh has served as Lead Portfolio Manager of the Fund since January 2021. He is a Senior Vice President and Portfolio Manager/Analyst on TimesSquare’s International Small Cap team which covers Developed, Emerging, and Frontier markets. Prior to joining TimesSquare in 2019, Mr. Oh was a Principal at Sustainable Growth Advisers where he analyzed companies across a range of sectors within a global framework. Prior to Sustainable Growth Advisers, he held various senior research and investment positions at Alinda Capital Partners, Third Point, Sempra Energy Partners, and Credit Suisse First Boston. Mr. Oh graduated cum laude with a B.A. in both History and East Asian Studies from Yale University, and has an M.B.A. from Harvard Business School. He is fluent in Mandarin and conversant in Spanish.

Mr. Larsson has served as portfolio manager of the Fund since inception. He is a Director, Portfolio Manager, and Partner on TimesSquare’s International Small Cap team which covers Developed, Emerging, and Frontier markets. Prior to joining TimesSquare in 2012, Mr. Larsson was a Portfolio Manager at Nordea Investment Management where he focused on European small and mid cap equities. Prior to Nordea, he held a similar role at SEB Asset Management as a Portfolio Manager focusing on European small and mid caps. Mr. Larsson’s prior experience also includes a Financial Analyst role specializing in small and mid cap equity research with Borsinsikt and a position as an Institutional Equity Sales Director at Beeson Gregory. He holds a B.S. in Economics and Business Administration from the University of Orebro, Sweden as well as a B.A. in Social Science.

In addition, effective immediately, the SAI is hereby revised as follows:

The information relating to the Fund in the section under “Management of the Funds – Portfolio Managers of the Funds – AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund” titled “Other Accounts Managed by the Portfolio Manager” beginning on page 97 is hereby deleted and replaced with the following, which is as of November 30, 2020:

David Oh and Magnus Larsson are the portfolio managers jointly and primarily responsible for the day-to-day management of the Emerging Markets Small Cap Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: David Oh

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$20.19	None	$0
Other Accounts	None	$0	None	$0

Portfolio Manager: Magnus Larsson

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,524.27	1	$514.98
Other Pooled Investment Vehicles	4	$382.42	None	$0
Other Accounts	14	$1,684.99	2	$338.02

The information relating to the Fund in the section under “Management of the Funds – Portfolio Managers of the Funds – AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund” titled “Portfolio Managers Ownership of Fund Shares” on page 101 is hereby deleted and replaced with the following, which is as of November 30, 2020:

Portfolio Managers’ Ownership of Fund Shares

Emerging Markets Small Cap Fund

Mr. Oh: None

Mr. Larsson: $50,001 to $100,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE